UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): January 6, 1999



                          NuMED Home Health Care, Inc.
             (Exact name of Registrant as specified in its charter)



         Nevada                        1-12992                    34-171164
---------------------------          -------------        ---------------------
(State or other jurisdiction       (Commission File       (IRS Employer
of incorporation)                      Number)            Identification Number)



    5770 Roosevelt Boulevard, Suite 700
            Clearwater, Florida                             33760
   -------------------------------------             --------------------
 (Address of principal executive offices)                 (Zip Code)


                                 (727) 524-3227
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events.

          On January 6, 1999, NuMED Home Health Care, Inc. ("NuMED" or the "Company") and its Board of Directors reached an agreement with Turkey Vulture Fund XIII, Ltd. ("Turkey Vulture Fund") to settle all litigation outstanding among the parties and present to NuMED's stockholders a combined slate of nominees to the Board of Directors for the 1998 Annual Stockholders' Meeting scheduled for January 28, 1999. Pursuant to the Mediation and Settlement Agreement (the "Agreement"), Turkey Vulture Fund agreed to cause the Committee for a New NuMED to withdraw the proxy statement it had filed in opposition to the Board of Directors' proxy statement. In the Agreement, Turkey Vulture Fund and the Company agreed to enter into a purchase agreement pursuant to which Turkey Vulture Fund will purchase an additional 744,680 shares of NuMED common stock directly from the Company for $350,000 cash. Management agreed to recommend a slate consisting of the following six (6) directors for election at the Annual Meeting:
          Susan J. Carmichael, Thomas V. Chema, J. Michael Gorman, Richard M. Osborne, Thomas J. Smith and Jugal K. Taneja. Additionally, all of the parties agreed to vote all of their shares which are eligible to vote in favor of the foregoing slate. However, Mr. Taneja, the Company's former Chairman and Chief Executive Officer, is not eligible to vote the 744,680 shares of NuMED common stock he received in connection with the entering into of his Termination Noncompetition and Mutual Release Agreement at the Meeting. In addition, the Board has agreed to reduce the number of Directors to six (6) and amend the By-Laws to eliminate the staggered Board of Directors prior to the Meeting. Finally, the parties to the Agreement agreed to enter into a standstill agreement on proxy fights through the year 2000 Annual Stockholders' Meeting.


          The Agreement is filed as an exhibit to this current report and is incorporated herein by this reference. The discussion above is qualified in its entirety by reference to the Agreement.

Item 7.
               (a)      Financial statements of business acquired.

                                 Not applicable

               (b)      Pro Forma financial information.

                                 Not applicable

               (c)      Exhibits.

10.1           Mediation and Settlement dated January 6, 1999.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       NuMED HOME HEALTH CARE, INC.


                                       By: /s/Susan J. Charmichael
                                           Susan J. Carmichael
                                           Chief Executive Officer and President
Date:    January 19, 1999

                                  EXHIBIT INDEX

Exhibit No.                               Description

10.1                 Mediation and Settlement Agreement dated January 6, 1999.